SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2001


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


          Arizona                       1-4473                  86-0011170
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona          85004
          (Address of principal executive offices)              (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-94277 and 333-63994), which were declared effective on January 21, 2000 and July 11, 2001, respectively.


Exhibit No.    Description
-----------    -----------

    1.1 Underwriting Agreement and related Terms Agreement, each dated October 2, 2001, in connection with the offering of $400,000,000 of 6.375% Notes Due 2011.

    4.1 Fifth Supplemental Indenture dated as of October 1, 2011, relating to the issuance of $400,000,000 of 6.375% Notes Due 2011.

    4.2        Specimen of Note of 6.375% Notes Due 2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARIZONA PUBLIC SERVICE COMPANY
                                        (Registrant)


Dated: October 3, 2001                  By Barbara M. Gomez
                                           -------------------------------------
                                           Barbara M. Gomez
                                           Treasurer

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    1.1 Underwriting Agreement and related Terms Agreement, each dated October 2, 2001, in connection with the offering of $400,000,000 of 6.375% Notes Due 2011.

    4.1 Fifth Supplemental Indenture dated as of October 1, 2011, relating to the issuance of $400,000,000 of 6.375% Notes Due 2011.

    4.2        Specimen of Note of 6.375% Notes Due 2011.